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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       August 15, 1997
                                                 ------------------------------



                                     ECOLAB INC.
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                (Exact name of registrant as specified in its charter)





       Delaware                        1-9328                    41-0231510
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number           Identification No.)




      Ecolab Center, 370 N. Wabasha, St. Paul, Minnesota              55102
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    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, include area code:   612-293-2233
                                                ---------------------


                                   (Not applicable)
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            (Former name or former address, if changed from last report.)


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Item 5.     OTHER EVENTS.

       On August 15, 1997, the Board of Directors of Ecolab Inc. (the "Corporation") called a Special Meeting of the Corporation's stockholders for the sole purpose of voting on a proposal to amend the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of the Corporation's Common Stock, $1.00 par value, from 100,000,000 to 200,000,000 shares. The Special Meeting of Stockholders will be held on October 22, 1997 at the Corporation's headquarters in St. Paul, Minnesota beginning at 9:00 a.m. Stockholders of record at the close of business on September 2, 1997, will be entitled to vote at the special meeting and any adjournment thereof.

       A copy of the News Release issued by the Corporation on August 15, 1997 announcing the Special Meeting of the Corporation's stockholders is attached as Exhibit (99) .



Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)    Exhibits

                   (99)   Ecolab News Release dated August 15, 1997.






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                                      SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ECOLAB INC.



                                       By:  /s/Kenneth A. Iverson
                                          -------------------------------------
                                            Kenneth A. Iverson
                                            Vice President and Secretary


Date:   August 18, 1997









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                            EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION              METHOD OF FILING

  (99)                  News Release dated       Filed herewith electronically
                        August 15, 1997.












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